EX-23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated November 18, 1999 included in About.com, Inc.'s Amendment to Current Report on Form 8-K/A, dated February 14, 2000 and to all references to our Firm included in this registration.


                                                     /s/ ARTHUR ANDERSEN LLP
                                                     ------------------------
                                                          ARTHUR ANDERSEN LLP



Salt Lake City, Utah
April 7, 2000



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